SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A-1


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 4, 1998



                            Zomax Optical Media, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-28426                                         41-1833089
(Commission File Number)                 (I.R.S. Employer Identification Number)


                                5353 Nathan Lane
                            Plymouth, Minnesota 55442
               (Address of Principal Executive Offices) (Zip Code)


                                  612-553-9300
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated February 4, 1998 as set forth below:

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

         (a)      Financial statements of businesses acquired.

                  Audited financial statements of Next Generation Services, LLC, Primary Marketing Group and Primary Marketing Group Limited for the three years ended December 31, 1997, 1996 and 1995 are filed as part of this report on the following pages:

                                                                           Page

                  Report of Independent Public Accountants dated
                  January 29, 1998.......................................... 5

                  Combined Balance Sheets as of December 31, 1997,
                  1996 and 1995............................................. 6

                  Combined Statements of Operations for Years Ended
                  December 31, 1997, 1996 and 1995.......................... 7

                  Combined Statements of Owners' Equity for Years Ended
                  December 31, 1997, 1996 and 1995...........................8

                  Combined Statements of Cash Flows for Years Ended
                  December 31, 1997, 1996 and 1995.........................  9

                  Notes to Combined Financial Statements................... 10

         (b)      Pro forma financial information.

                  Pro Forma Unaudited Condensed Combined Financial
                  Statements ...............................................15

                  Pro Forma Unaudited Condensed Combined Balance Sheet as
                  of December 26, 1997......................................16

                  Pro Forma Unaudited Condensed Combined Balance Sheet as
                  of December 27, 1996......................................17

                  Pro Forma Unaudited Condensed Combined Statement of
                  Operations for the Year ended December 26, 1997.......... 18

                  Pro Forma Unaudited Condensed Combined Statement of
                  Operations for the Year ended December 27, 1996.......... 19

                  Notes to Pro Forma Unaudited Condensed
                  Combined Financial Statements.............................20

         (c)      Exhibits:

         2.1 Stock Purchase Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc., Zomax Services, Inc., Primary
                  Marketing  Group  Limited  and  the  shareholders  of  Primary
                  Marketing Group Limited. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Stock Purchase Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.2 Merger Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc., Zomax Services, Inc., Next Generation Services, LLC, Primary Marketing Group and the holders of all membership interests of Next Generation Services, LLC and shares of Primary Marketing Group. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Merger Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.3 Asset Purchase Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc. and Kao Infosystems Company. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         23.1     Consent of Arthur Andersen LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 17, 1998
                                             ZOMAX OPTICAL MEDIA, INC.



                                             By /s/ James T. Anderson
                                               James T. Anderson, President and
                                                Chief Executive Officer

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Owners of Next Generation Services, LLC, Primary Marketing Group and Primary Marketing Group Limited:

We have audited the accompanying combined balance sheets of Next Generation Services, LLC (a California limited liability corporation), Primary Marketing Group, Inc. (a California corporation), and Primary Marketing Group Limited, (an Irish limited liability company), as of December 31, 1997, 1996 and 1995, and the related combined statements of operations, owners' equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Next Generation
Services, LLC, Primary Marketing Group and Primary Marketing Group Limited as of December 31, 1997, 1996, and 1995, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.



                                       /s/  ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
   January 29, 1998

                         NEXT GENERATION SERVICES, LLC,
                             PRIMARY MARKETING GROUP
                       AND PRIMARY MARKETING GROUP LIMITED

                             Combined Balance Sheets

                                As of December 31


                                                                   1997             1996              1995
                                                               ---------------   ------------      ------------
                          ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                      $  194,514        $1,029,800       $  168,982
   Accounts receivable, net of allowance for doubtful
      accounts of $100,000 in 1997                                 1,054,624         2,306,902        1,873,746
   Inventories                                                       137,259           201,796            2,676
   Prepaid expenses and other                                         98,449           123,418          107,454
                                                                 -----------       -----------      -----------
               Total current assets                                1,484,846         3,661,916        2,152,858

PROPERTY AND EQUIPMENT, net of accumulated depreciation of
   $281,665, $192,187 and $223,448
                                                                     442,131           216,911          167,983

OTHER ASSETS, net                                                     14,622             3,414          259,264
                                                                 -----------       -----------      -----------
                                                                  $1,941,599        $3,882,241       $2,580,105
                                                                 ===========       ===========      ===========
              LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                               $  661,823        $1,738,693       $  208,208
   Accrued expenses                                                  410,371           228,586          135,243
   Current portion of notes payable                                  140,000           270,000          170,000
                                                                 -----------       -----------      -----------
               Total current liabilities                           1,212,194         2,237,279          513,451

NOTES PAYABLE, net of current portion                                 63,333                 -                -

NOTE PAYABLE TO FORMER OWNER, net of current portion
                                                                           -           120,000          390,000
                                                                 -----------       -----------      -----------
               Total liabilities                                   1,275,527         2,357,279          903,451
                                                                 -----------       -----------      -----------
COMMITMENTS AND
   CONTINGENCIES (Note 3)

OWNERS' EQUITY:
   Partners' deficit                                                       -                 -         (561,792)
   Limited liability company interests                               491,758           299,952                -
   Common stock                                                        4,134             4,134            4,134
   Retained earnings                                                 170,180         1,220,876        2,234,312
                                                                 -----------       -----------      -----------
               Total owners' equity                                  666,072         1,524,962        1,676,654
                                                                 -----------       -----------      -----------
                                                                  $1,941,599        $3,882,241       $2,580,105
                                                                 ===========       ===========      ===========




  The accompanying notes are an integral part of these combined balance sheets.

                         NEXT GENERATION SERVICES, LLC,
                             PRIMARY MARKETING GROUP
                       AND PRIMARY MARKETING GROUP LIMITED

                        Combined Statements of Operations

                         For the Years Ended December 31


                                                                        1997               1996              1995
                                                                  ----------------    ---------------   --------------
SALES                                                                $ 9,970,100        $ 8,318,761       $3,640,862

COMMISSION INCOME                                                      2,457,002          3,021,708        5,589,354
                                                                  --------------      -------------     ------------
               Total revenues                                         12,427,102         11,340,469        9,230,216

COSTS AND EXPENSES:
   Product sales                                                       4,740,014          4,820,112        1,189,268
   Selling, general and administrative expenses                        6,302,261          5,105,861        5,411,203
                                                                  --------------      -------------     ------------
               Operating income                                        1,384,827          1,414,496        2,629,745

INTEREST AND OTHER INCOME, net                                             6,228             44,545           65,610
                                                                  --------------      -------------     ------------
               Net income                                            $ 1,391,055        $ 1,459,041       $2,695,355
                                                                  ==============      =============     ============

PRO FORMA:
   Net income before income taxes                                    $ 1,391,055        $ 1,459,041       $2,695,355
   Provision for income taxes                                            570,000            598,000        1,094,000
                                                                  --------------      -------------     ------------
   Net income                                                        $   821,055        $   861,041       $1,601,355
                                                                  ==============      =============     ============


    The accompanying notes are an integral part of these combined statements.

                         NEXT GENERATION SERVICES, LLC,
                             PRIMARY MARKETING GROUP
                       AND PRIMARY MARKETING GROUP LIMITED

                      Combined Statements of Owners' Equity

              For the Years Ended December 31, 1997, 1996 and 1995


                                                                 Limited
                                                   Partners'    Liability      Common Stock
                                                    Capital      Company     -----------------    Retained
                                                   (Deficit)    Interests    Shares     Amount    Earnings         Total
                                                   ----------   ----------   ------     ------    ---------        -----
BALANCE, December 31, 1994                        $  212,397    $        -   810,000    $3,974    $1,369,918       $1,586,289
   Net income                                        877,411             -         -         -     1,817,944        2,695,355
   Shares issued                                           -             -       100       160             -              160
   Distributions to owners                        (1,089,600)            -         -         -      (953,550)      (2,043,150)
   Treasury purchase of partnership interests       (562,000)            -         -         -             -         (562,000)
                                                  ----------    ----------   -------    ------    ----------       ----------
BALANCE, December 31, 1995                          (561,792)            -   810,100     4,134     2,234,312        1,676,654
   Transfer of partnership interests in exchange
      for interests in limited liability company     561,792      (561,792)        -         -             -                -
   Net income                                              -     1,411,477         -         -        47,564        1,459,041
   Distributions to owners                                 -      (549,733)        -         -    (1,051,000)      (1,600,733)
   Shares repurchased                                      -             -   (20,000)        -       (10,000)         (10,000)
                                                  ----------    ----------   -------    ------    ----------       ----------
BALANCE, December 31, 1996                                 -       299,952   790,100     4,134     1,220,876        1,524,962
   Net income (loss)                                       -     1,820,598         -         -      (429,543)       1,391,055
   Distributions to owners                                 -    (1,628,792)        -         -      (621,153)      (2,249,945)
                                                  ----------    ----------   -------    ------    ----------       ----------
BALANCE, December 31, 1997                        $        -    $  491,758   790,100    $4,134    $  170,180       $  666,072
                                                  ==========    ==========   =======    ======    ==========       ==========



    The accompanying notes are an integral part of these combined statements.

                         NEXT GENERATION SERVICES, LLC,
                             PRIMARY MARKETING GROUP
                       AND PRIMARY MARKETING GROUP LIMITED

                        Combined Statements of Cash Flows

                        For the Years Ended December 31,


                                                                      1997               1996               1995
                                                                 ------------       ------------       -----------
OPERATING ACTIVITIES:
   Net income                                                     $1,391,055         $1,459,041         $2,695,355
   Adjustments to reconcile net income to net cash
      provided by operating activities-
         Depreciation and amortization                                89,478             81,261             78,519
         Write-down of other asset                                         -            250,000                  -
         Changes in operating assets and liabilities:
            Accounts receivable                                    1,252,278           (433,156)          (531,480)
            Inventories                                               64,537           (199,120)                 -
            Prepaid expenses and other                                24,969            (15,964)           152,516
            Accounts payable                                      (1,076,870)         1,530,485            128,198
            Accrued expenses                                         181,785             93,343             (3,209)
                                                                 -----------        -----------        -----------
               Net cash provided by operating activities
                                                                   1,927,232          2,765,890          2,519,899
                                                                 -----------        -----------        -----------
INVESTING ACTIVITIES:
   Purchase of property and equipment, net                          (314,698)          (130,189)          (182,709)
   Change in other assets                                            (11,208)             5,850           (151,052)
                                                                 -----------        -----------        -----------
               Net cash used in investing activities
                                                                    (325,906)          (124,339)          (333,761)
                                                                 -----------        -----------        -----------
FINANCING ACTIVITIES:
   Proceeds from notes payable                                       100,000                  -            560,000
   Repayment of notes payable                                       (286,667)          (170,000)           (34,630)
   Repurchase of equity interest from owners                               -            (10,000)          (562,000)
   Distributions to owners                                        (2,249,945)        (1,600,733)        (2,043,150)
                                                                 -----------        -----------        -----------
               Net cash used in financing activities              (2,436,612)        (1,780,733)        (2,079,780)
                                                                 -----------        -----------        -----------
               Net increase (decrease) in cash                      (835,286)           860,818            106,358

CASH AND CASH EQUIVALENTS:
   Beginning of year                                               1,029,800            168,982             62,624
                                                                 -----------        -----------        -----------
   End of year                                                    $  194,514         $1,029,800         $  168,982
                                                                 ===========        ===========        ===========


    The accompanying notes are an integral part of these combined statements.

                         NEXT GENERATION SERVICES, LLC,
                             PRIMARY MARKETING GROUP
                       AND PRIMARY MARKETING GROUP LIMITED

                     Notes to Combined Financial Statements

                     As of December 31, 1997, 1996 and 1995


1.    Summary of Significant Accounting Policies:

Sale of the Companies

On February 4, 1998, Primary Marketing Group (PMG) and Next Generation Services, LLC (NGS) were merged with and into Zomax Services, Inc. (the Subsidiary), a wholly owned subsidiary of Zomax Optical Media, Inc. (the Registrant) pursuant to a Merger Agreement dated February 3, 1998 (the Merger). In the Merger, all issued and outstanding shares of PMG common stock and membership interests in NGS were converted into the right to receive shares of the Registrant's common stock. In aggregate, 795,860 shares of the Registrant's common stock were issued to Anthony Angelini, Ronald Silzer, Brian Fleury, Andrew Berg and Blake White in connection with the Merger. Prior to the Merger, PMG's business consisted of providing manufacturers' representative services in the computer industry and NGS' business consisted primarily of providing returned merchandise authorization processing services in the computer industry. PMG and NGS operated their respective businesses from facilities located in and around San Jose, California. The Subsidiary intends to provide substantially the same products and services that PMG and NGS provided prior to the Merger.

As a result of the Merger, the Subsidiary succeeded to PMG's 78% ownership stake in the capital stock of Primary Marketing Group Limited (PMG Limited), a company incorporated under the laws of Ireland. Simultaneous to the Merger, the Subsidiary acquired the remaining 22% of the outstanding capital stock of PMG Limited in exchange for shares of the Registrant's common stock pursuant to the terms of a Stock Purchase Agreement dated February 3, 1998 (the Acquisition). In aggregate, 4,142 shares of the Registrant's common stock were issued to Anthony Angelini, Ronald Silzer, Brain Fleury, Andrew Berg, Blake White and Patrick Burke in connection with the Acquisition. Prior to the Acquisition, PMG Limited was a multimedia manufacturing and services company with operations in Dublin, Ireland. The Subsidiary intends to continue to operate PMG Limited as a wholly owned subsidiary providing substantially the same products and services that PMG Limited provided prior to the Acquisition.

The transactions will be accounted for using the pooling-of-interests method of accounting.

Principles of Combination

The combined financial statements include the consolidated accounts of NGS, PMG and PMG Limited, collectively referred to herein as the Companies. The accompanying financial statements are presented on a combined basis as a result of the common ownership of the Companies. Significant intercompany transactions and accounts have been eliminated in the combination. The capital accounts of the Companies include the following:



                                                                               Shares/         Shares/Units
                                                                   Par          Units           Issued and
                                Organizational Form                Value      Authorized        Outstanding
                              -----------------------------      -------      ----------       ------------
NGS                           Limited Liability Company             N/A          N/A                  N/A
PMG                           S Corporation                          -        2,000,000             790,000
PMG Limited                   Irish Limited Liability Company        -        1,000,000                 100




Revenue Recognition

The Companies record sales revenue at the time the service is rendered or merchandise is shipped. Commission income is recorded monthly as the services are rendered.

Major Customers

In 1997 and 1996 two customers accounted for 27% and 14% and 10% and 16%, respectively, of the Companies' sales. In 1995 two customers accounted for 12% and 12%, respectively of the Companies' sales.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Ultimate results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents consist of highly liquid short-term investments with original maturities of 90 days or less and are recorded at cost, which approximates market value.

Inventories

Inventories, consisting of material, labor and overhead are stated at the lower of first-in, first-out cost or market. Inventories consists of finished goods diskettes.

Property and Equipment

Property and equipment are stated at cost. Repairs and maintenance are charged to expense as incurred, while significant betterments are capitalized. Depreciation is calculated using the straight-line method over the estimated useful lives.

Property and equipment consisted of the following as of December 31:


                                                              1997           1996          1995          Lives
                                                          ----------    -----------    ---------      ----------
Manufacturing equipment                                    $526,493       $388,891      $371,224         7 years
Office equipment                                              4,291         19,150        19,150        5-7 years
Leasehold improvements                                      193,012          1,057         1,057       Lease term
                                                           --------      ---------      --------
Less- Accumulated depreciation                             (281,665)      (192,187)     (223,448)
                                                           --------      ---------      --------
Property and equipment, net                                $442,131       $216,911      $167,983
                                                           ========      =========      ========


Dividends

NGS distributes approximately 75% of its taxable income to its members. PMG distributes 100% of its taxable income to its shareholders.

Pro Forma Income Taxes

As a result of the Companies' legal structure as a limited liability company (NGS and PMG Limited) and S corporation (PMG), the Companies' net income or loss is reported in the income tax returns of its individual owners. Accordingly, no provision for income taxes is reflected in the combined statements of operations.

In connection with the acquisition discussed in Note 1, the Companies will become taxable entities. Pro forma income taxes have been calculated using an effective tax rate of 41%.

Fair Value of Financial Instruments

The financial instruments with which the Companies are involved are primarily of a traditional nature. For most instruments, including cash, receivables, accounts payable, accrued expenses and short-term debt, the Companies have assumed that the carrying amounts approximate fair value because of their short-term nature.

2.   Note Payable:

As of December 31, 1997, the Companies had an installment loan with a lender for $83,333. The interest rate is at the bank's reference rate plus 1.625% (10.125% December 31, 1997). The payment terms are monthly payments of $1,667 due until February, 2002.

The  Companies  had a note payable at December  31, 1997   totaling  $120,000 in
connection with the redemption of the equity  interests of a former owner.  This note is scheduled to be paid off during 1998.

3.   Commitments and Contingencies:

Litigation

The Companies are involved in claims arising in the normal course of business. In management's opinion, the final resolution of these claims should not have a material effect on the Companies' financial position or results of operations.

Operating Leases

The Companies are committed under operating leases for the rental of manufacturing, warehouse and office facilities. Rent expense for the years ended December 31, 1997, 1996 and 1995 was $495,668, $289,262 and $237,479,
respectively. Minimum future lease commitments under noncancelable lease agreements in excess of one year as of December 31, 1997 are as follows:

              1998                                         $428,550
              1999                                          402,428
              2000                                          313,672
              2001                                          281,454
              2002                                           23,351

           PRO FORMA UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS



The following pro forma unaudited condensed combined financial statements include the historical financial statements of Zomax Optical Media, Inc. (Successor to Zomax Optical Media Limited Partnership) and give effect to the transactions and events described in the notes accompanying the pro forma unaudited condensed combined financial statements as if the transactions and events referred to therein were initiated at the beginning of the periods presented.

On February 4, 1998, Primary Marketing Group (PMG) and Next Generation Services, LLC (NGS) were merged with and into Zomax Services, Inc. (the Subsidiary), a wholly owned subsidiary of Zomax Optical Media, Inc. (the Company or the Registrant) pursuant to a Merger Agreement dated February 3, 1998 (the Merger). In the Merger, all issued and outstanding shares of PMG common stock and membership interests in NGS were converted into the right to receive shares of the Registrant's common stock. In aggregate, 795,860 shares of the Registrant's common stock were issued to Anthony Angelini, Ronald Silzer, Brian Fleury, Andrew Berg and Blake White in connection with the Merger. Prior to the Merger, PMG's business consisted of providing manufacturers' representative services in the computer industry and NGS' business consisted primarily of providing returned merchandise authorization processing services in the computer industry. PMG and NGS operated their respective businesses from facilities located in and around San Jose, California. The Subsidiary intends to provide substantially the same products and services that PMG and NGS provided prior to the Merger.

As a result of the Merger, the Subsidiary succeeded to PMG's 78% ownership stake in the capital stock of Primary Marketing Group Limited (PMG Limited), a company incorporated under the laws of Ireland. Simultaneous to the Merger, the Subsidiary acquired the remaining 22% of the outstanding capital stock of PMG Limited in exchange for shares of the Registrant's common stock pursuant to the terms of a Stock Purchase Agreement dated February 3, 1998 (the Acquisition). In aggregate, 4,142 shares of the Registrant's common stock were issued to Anthony Angelini, Ronald Silzer, Brain Fleury, Andrew Berg, Blake White and Patrick Burke in connection with the Acquisition. Prior to the Acquisition, PMG Limited was a multimedia manufacturing and services company with operations in Dublin, Ireland. The Subsidiary intends to continue to operate PMG Limited as a wholly owned subsidiary providing substantially the same products and services that PMG Limited provided prior to the Acquisition.

These transactions will be accounted for using the pooling-of-interests method of accounting.

The pro forma adjustments are based on available information and certain estimates and assumptions. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments. The Company believes that such estimates and assumptions provide a reasonable basis for presenting all of the significant effects of the transactions and events and that the pro forma adjustments give appropriate effect to those estimates and assumptions and are properly applied in the pro forma unaudited condensed combined financial statements.

The pro forma unaudited condensed combined financial statements should be read in conjunction with the historical financial statements and related notes included in the Company's Form 10-K. The pro forma unaudited condensed combined financial statements are provided for informational purposes only and should not be construed to be indicative of the Company's results of operations or the Company's financial position had the transactions and events described above been consummated on the dates assumed and do not project the Company's financial position or results of operations for any future date or period.

                            ZOMAX OPTICAL MEDIA, INC.

              Pro Forma Unaudited Condensed Combined Balance Sheet

                             As of December 26, 1997



                                                       The         NGS, PMG,                          Pro Forma
                                                     Company       PMG Limited      Subtotal         Adjustments         Pro Forma
                                                 -------------    -------------   ------------    --------------      -------------
                      ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                      $ 5,018,903       $  194,514     $ 5,213,417      $      -           $ 5,213,417
   Accounts receivable, net                         6,105,574        1,054,624       7,160,198             -             7,160,198
   Inventories                                      1,465,911          137,259       1,603,170             -             1,603,170
   Prepaid expenses and other                         781,265           98,449         879,714             -               879,714
   Deferred income taxes                              897,000                -         897,000        56,000(5)            953,000
                                                 ------------     ------------    ------------    ----------          ------------
               Total current assets                14,268,653        1,484,846      15,753,499        56,000            15,809,499

PROPERTY AND EQUIPMENT, net                        13,560,563          442,131      14,002,694             -            14,002,694

GOODWILL AND OTHER ASSETS, net                      1,255,595           14,622       1,270,217       103,000(5)          1,373,217
                                                 ------------     ------------    ------------    ----------          ------------
                                                  $29,084,811       $1,941,599     $31,026,410      $159,000           $31,185,410
                                                 ============     ============    ============    ==========          ============

          LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES:
   Current portion of notes payable               $ 2,153,950       $  140,000     $ 2,293,950      $      -           $ 2,293,950
   Accounts payable and accrued expenses
                                                    7,097,646        1,072,194       8,169,840             -             8,169,840
   Income taxes payable                               240,882                -         240,882             -               240,882
                                                 ------------     ------------    ------------    ----------          ------------
               Total current liabilities            9,492,478        1,212,194      10,704,672             -            10,704,672

DEFERRED INCOME TAXES                                 755,000                -         755,000             -               755,000

LONG-TERM NOTES PAYABLE, net of current portion     3,040,642           63,333       3,103,975             -             3,103,975
                                                 ------------     ------------    ------------    ----------          ------------
               Total liabilities                   13,288,120        1,275,527      14,563,647             -            14,563,647
                                                 ------------     ------------    ------------    ----------          ------------

OWNERS' EQUITY:
   Limited liability company interests                      -          491,758         491,758      (491,758)(2)                 -
   Common stock                                    12,504,982            4,134      12,509,116       491,758 (2)        13,000,874
   Retained earnings                                3,291,709          170,180       3,461,889       159,000 (5)         3,620,889
                                                 ------------     ------------    ------------    -----------         ------------
               Total owners' equity                15,796,691          666,072      16,462,763       159,000            16,621,763
                                                 ------------     ------------    ------------    ----------          ------------
               Total liabilities and
                  owners' equity                  $29,084,811       $1,941,599     $31,026,410      $159,000           $31,185,410
                                                 ============     ============    ============    ==========          ============

 The accompanying notes are an integral part of this unaudited pro forma balance sheet.


                            ZOMAX OPTICAL MEDIA, INC.

              Pro Forma Unaudited Condensed Combined Balance Sheet

                             As of December 27, 1996



                                                 The         NGS, PMG,                    Pro Forma
                                               Company(1)   PMG Limited    Subtotal       Adjustments      Pro Forma
                                               ----------   -----------    --------       ------------     ---------
                      ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                 $ 6,914,899    $1,029,800    $ 7,944,699      $      -        $ 7,944,699
   Accounts receivable, net                    3,944,929     2,306,902      6,251,831             -          6,251,831
   Inventories                                 1,262,665       201,796      1,464,461             -          1,464,461
   Prepaid expenses and other                    110,443       123,418        233,861             -            233,861
   Deferred income taxes                         494,000             -        494,000        15,000(5)         509,000
                                            ------------    ----------    -----------      --------        -----------
               Total current assets           12,726,936     3,661,916     16,388,852        15,000         16,403,852

PROPERTY AND EQUIPMENT, net                    7,574,501       216,911      7,791,412             -          7,791,412

OTHER ASSETS, net                                138,416         3,414        141,830       103,000(5)         244,830
                                            ------------    ----------    -----------      --------        -----------
                                             $20,439,853    $3,882,241    $24,322,094      $118,000        $24,440,094
                                            ============    ==========    ===========      ========        ===========

          LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES:
   Current portion of notes payable          $ 1,508,607    $  270,000    $ 1,778,607      $      -        $ 1,778,607
   Accounts payable                            1,590,088     1,738,693      3,328,781             -          3,328,781
   Accrued expenses                            1,510,049       228,586      1,738,635             -          1,738,635
   Income taxes payable                          513,819             -        513,819             -            513,819
                                            ------------    ----------    -----------      --------        -----------
               Total current liabilities       5,122,563     2,237,279      7,359,842             -          7,359,842

DEFERRED INCOME TAXES                            485,000             -        485,000             -            485,000

LONG-TERM NOTES PAYABLE, net of
    current portion                            1,714,374       120,000      1,834,374             -          1,834,374
                                            ------------    ----------    -----------      --------        -----------
               Total liabilities               7,321,937     2,357,279      9,679,216             -          9,679,216
                                            ------------    ----------    -----------      --------        -----------

OWNERS' EQUITY:
   Limited liability company interests                 -       299,952        299,952      (299,952)(2)              -
   Common stock                               12,133,585         4,134     12,137,719       299,952 (2)     12,437,671
   Retained earnings                             984,331     1,220,876      2,205,207       118,000 (5)      2,323,207
                                            ------------    ----------    -----------      --------        -----------
               Total owners' equity           13,117,916     1,524,962     14,642,878       118,000         14,760,878
                                            ------------    ----------    -----------      --------        -----------
               Total liabilities and
                  owners' equity             $20,439,853    $3,882,241    $24,322,094      $118,000        $24,440,094
                                            ============    ==========    ===========      ========        ===========


 The accompanying notes are an integral part of this unaudited pro forma balance sheet.


                            ZOMAX OPTICAL MEDIA, INC.

         Pro Forma Unaudited Condensed Combined Statement of Operations

                      For the Year Ended December 26, 1997



                                                                    NGS, PMG,                      Pro Forma
                                                   The Company     PMG Limited     Subtotal       Adjustments         Pro Forma
                                                   -----------     -----------     --------       -----------         ---------
SALES                                              $37,906,853     $ 9,970,100    $47,876,953     $       -          $47,876,953

COST OF SALES                                       28,033,354       4,740,014     32,773,368             -           32,773,368
                                                   -----------     -----------    -----------     ---------          -----------
        Gross profit                                 9,873,499       5,230,086     15,103,585             -           15,103,585

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         5,859,326       4,000,580      9,859,906             -            9,859,906
                                                   -----------     -----------    -----------     ---------          -----------
        Operating income                             4,014,173       1,229,506      5,243,679             -            5,243,679

INTEREST EXPENSE                                       408,915               -        408,915             -              408,915

INTEREST INCOME AND OTHER                             (222,120)         (6,228)      (228,348)            -             (228,348)

OTHER INCOME, NET                                            -        (155,321)     (155,321)             -             (155,321)
                                                   -----------     -----------    ----------      ---------          -----------
        Income before provision for income taxes     3,827,378       1,391,055     5,218,433              -            5,218,433

PROVISION FOR INCOME TAXES                           1,520,000               -     1,520,000        570,000(4)         2,090,000
                                                   -----------     -----------    ----------      ---------          -----------
        Net income                                 $ 2,307,378     $ 1,391,055   $ 3,698,433      $(570,000)         $ 3,128,433
                                                   ===========     ===========    ==========      =========          ===========
EARNINGS PER COMMON SHARE:
   Basic                                           $      0.52                                                       $      0.60
                                                   ===========                                                       ===========
   Diluted                                         $      0.51                                                       $      0.58
                                                   ===========                                                       ===========
WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                             4,424,166                                      800,002(2)         5,224,168
                                                   ===========                                    =========          ===========
   Diluted                                           4,557,509                                      800,002(2)         5,357,511
                                                   ===========                                    =========          ===========


 The accompanying notes are an integral part of this unaudited pro forma statement.


                            ZOMAX OPTICAL MEDIA, INC.

         Pro Forma Unaudited Condensed Combined Statement of Operations

                      For the Year Ended December 27, 1996



                                                             The       NGS, PMG,                     Pro Forma
                                                         Company(1)   PMG Limited    Subtotal        Adjustments     Pro Forma
                                                         ----------   -----------    --------        -----------     ---------
SALES                                                  $18,547,796    $ 8,318,761    $26,866,557     $       -       $26,866,557

COST OF SALES                                           13,270,046      4,820,112     18,090,158             -        18,090,158
                                                       -----------    -----------    -----------     ---------       -----------
        Gross profit                                     5,277,750      3,498,649      8,776,399             -         8,776,399

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES             3,050,980      2,315,267      5,366,247             -         5,366,247
                                                       -----------    -----------    -----------     ---------       -----------
        Operating income                                 2,226,770      1,183,382      3,410,152             -         3,410,152

INTEREST EXPENSE                                           357,166              -        357,166             -           357,166

INTEREST INCOME AND OTHER                                 (284,624)       (44,545)      (329,169)            -          (329,169)

OTHER INCOME, NET                                                -       (231,114)      (231,114)            -          (231,114)
                                                       -----------    -----------    -----------     ---------       -----------
        Income before provision for income taxes         2,154,228      1,459,041      3,613,269             -         3,613,269

PROVISION FOR INCOME TAXES                                 668,000              -        668,000             -           668,000
                                                       -----------    -----------    -----------     ---------      ------------
        Net income                                     $ 1,486,228    $ 1,459,041    $ 2,945,269     $       -       $ 2,945,269
                                                       ===========    ===========    ===========     =========       ===========
PRO FORMA:
   Income before provision for income taxes            $ 2,154,228    $ 1,459,041    $ 3,613,269     $       -       $ 3,613,269
   Provision for income taxes                              863,000(3)           -        863,000       598,000(4)      1,461,000
                                                       -----------    -----------    -----------     ---------       -----------
        Net income                                     $ 1,291,228    $ 1,459,041    $ 2,750,269     $(598,000)      $ 2,152,269
                                                       ===========    ===========    ===========     =========       ===========
EARNINGS PER COMMON SHARE:
   Basic                                               $       .34                                                   $      0.47
                                                       ===========                                                   ===========
   Diluted                                             $       .34                                                   $      0.47
                                                       ===========                                                   ===========
WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                                 3,789,875                                     800,002(2)      4,589,877
                                                       ===========                                   =========       ===========
   Diluted                                               3,801,444                                     800,002(2)      4,601,446
                                                       ===========                                   =========       ===========

 The accompanying notes are an integral part of this unaudited pro forma statement.


                            ZOMAX OPTICAL MEDIA, INC.

         Pro Forma Unaudited Condensed Combined Statement of Operations

                      For the Year Ended December 31, 1995



                                                                   NGS, PMG,
                                                                     PMG                           Pro Forma
                                                 The Company       Limited         Subtotal       Adjustments        Pro Forma
                                                 -----------       -------         --------       -----------        ---------
SALES                                            $13,217,539      $3,640,862     $16,858,401      $         -       $16,858,401

COST OF SALES                                     10,036,991       1,189,268      11,226,259                -        11,226,259
                                                 -----------      ----------     -----------      -----------       -----------
        Gross profit                               3,180,548       2,451,594       5,632,142                -         5,632,142

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES       2,053,443       1,799,501       3,852,944                -         3,852,944
                                                 -----------      ----------     -----------      -----------       -----------
        Operating income                           1,127,105         652,093       1,779,198                -         1,779,198

INTEREST EXPENSE                                     318,087               -         318,087                -           318,087

INTEREST INCOME AND OTHER                            (70,956)        (65,610)       (136,566)               -          (136,566)

OTHER INCOME, NET                                          -      (1,977,652)     (1,977,652)               -        (1,977,652)
                                                 -----------      ----------     -----------      -----------       -----------
        Income before provision for income taxes     879,974       2,695,355       3,575,329                -         3,575,329

PROVISION FOR INCOME TAXES                           340,000(3)            -         340,000        1,094,000(4)      1,434,000
                                                 -----------      ----------     -----------      -----------       -----------
        Net income                               $   539,974      $2,695,355     $ 3,235,329      $(1,094,000)      $ 2,141,329
                                                 ===========      ==========     ===========      ===========       ===========
EARNINGS PER COMMON SHARE:
   Basic                                         $      0.19                                                        $      0.59
                                                 ===========                                                        ===========
   Diluted                                       $      0.19                                                        $      0.59
                                                 ===========                                                        ===========
WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                           2,800,000                                          800,002(2)      3,600,002
                                                 ===========                                      ===========       ===========
   Diluted                                         2,800,000                                           800,002(2)     3,600,002
                                                 ===========                                      ============      ===========


 The accompanying notes are an integral part of this unaudited pro forma statement.


                            ZOMAX OPTICAL MEDIA, INC.

                     Notes to Pro Forma Unaudited Condensed
                          Combined Financial Statements

                For the Three-Year Period Ended December 26, 1997


1.   Initial Public Offering:

The Company completed an initial public offering on May 10, 1996 and, upon completion of the initial stock offering, received all of the operating assets and liabilities of Zomax Optical Media Limited Partnership in exchange for 2,800,000 shares of its common stock.

2.   Common Stock:

Reflects the issuance of the Company's 800,002 common shares in exchange for all of the equity interests of NGS, PMG and PMG Limited.

3.   Income Tax Provision for Zomax Optical Media Limited Partnership:

Reflects the pro forma income tax provision for Zomax Optical Media Limited Partnership at an effective income tax rate of 40.1% and 38.6% for the years ended December 27, 1996 and December 31, 1995, respectively.

4.   Income Tax Provision for NGS, PMG and PMG Limited:

Reflects the pro forma income tax provision at an effective income tax rate of 41%, giving effect to a blended rate of 40% for the combined operations.

5.   Deferred Income Taxes:

Reflects establishment of deferred income taxes.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          EXHIBIT INDEX TO FORM 8-K/A-1



Date of Report:                                           Commission File No.:
February 4, 1998                                                 0-28426



                            ZOMAX OPTICAL MEDIA, INC.



        EXHIBIT
            NO.   ITEM

         2.1* Stock Purchase Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc., Zomax Services, Inc., Primary
                  Marketing  Group  Limited  and  the  shareholders  of  Primary
                  Marketing Group Limited. Upon the request of the Commission, the Company agrees to furnish a copy of the exhibits and schedules to the Stock Purchase Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.2* Merger Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc., Zomax Services, Inc., Next Generation Services, LLC, Primary Marketing Group and the holders of all membership interests of Next Generation Services, LLC and shares of Primary Marketing Group. Upon the request of the Commission, the Company agrees to furnish a copy of the exhibits and schedules to the Merger Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.3* Asset Purchase Agreement dated February 3, 1998 by and among Zomax Optical Media, Inc. and Kao Infosystems Company. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         23.1     Consent of Arthur Andersen LLP.

*Previously filed with Form 8-K